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                                                                    EXHIBIT 10.7

                                                                    EXHIBIT C

                             SYNTROLEUM CORPORATION
                             SECURED PROMISSORY NOTE

$19,000,000                                                       May 8, 2002

     Syntroleum Corporation, a Delaware corporation (the "Borrower"), the principal office of which is located at Suite 1100, 1350 South Boulder, Tulsa, Oklahoma, for value received hereby promises to pay to Marathon Oil Company, an Ohio corporation ("Lender"), at P. O. Box 3128, Houston, Texas 77253-3128 ("Registered Address"), or its registered assigns, the lesser of (i) the sum of Nineteen Million and no/100ths Dollars ($19,000,000), or (ii) the then outstanding principal amount of advances made to Borrower under this Note, in each case together with interest thereon, on the terms and conditions set forth hereinafter. The principal amount of all advances made by Lender to Borrower under this Note together with accrued interest thereon, as set forth below, shall be due and payable in accordance with the payment terms set forth in
Section 4 below, or when declared due and payable by the Lender upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the Registered Address of the Lender. This Note is issued pursuant to the provisions of that certain Participation Agreement between the Borrower and the Lender dated May 8, 2002 (the "Participation Agreement").

     The following is a statement of the rights of the Lender of this Note and the obligations and conditions to which this Note are subject, and to which the Lender and Borrower hereby agree.

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          (a) Borrower means Syntroleum Corporation, a Delaware corporation, and includes any corporation or other entity which shall succeed to or assume the obligations of the Borrower under this Note.

          (b) Change of Control means if (i) any "person" or "group of related persons" shall have acquired "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder), of shares of Voting Stock representing 35% or more of the Voting Power of Borrower, (ii) during any period of twenty-five consecutive months, commencing on the Original Issue Date, individuals who on the Original Issue Date were members of the board of directors of the Borrower (together with any replacement or additional directors whose election was recommended by

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               incumbent management of the Borrower or who were elected by a majority of directors then in office) cease to constitute a majority of the board of directors of the Borrower, (iii) any person or group of related persons shall merge or consolidate with the Borrower and, as a result of such merger or consolidation, the holders of a majority of the Voting Stock immediately before such merger or consolidation cease to hold a majority of the Voting Stock immediately after such merger or consolidation, or (iv) any person or group of related persons shall acquire all or substantially all of the assets of the Borrower. A Change of Control shall not include an increase in the percentage of shares of Voting Stock representing 35% or more of the Voting Power of the Borrower beneficially owned by any person solely as a result of a reduction in the number of shares of Voting Stock then outstanding solely due to the repurchase of Voting Stock by Borrower.

          (c) Common Stock means the Borrower's common stock, $.01 par value per share.

          (d) Event of Default means any of the events set forth in Article 8 of this Note which constitute Borrower's default under this Note.

          (e) GAAP means generally accepted accounting principles as in effect from time to time in the United States of America.

          (f) Governmental Authority means (i) the government of (a) the United States of America or any State or other political subdivision thereof, or (b) any jurisdiction in which Borrower or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of Borrower or any Subsidiary, or (ii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          (g) Lender means Marathon Oil Company, an Ohio corporation, and includes any corporation or other entity which shall succeed to or assume the rights and obligations of the Lender under this Note.

          (h) Market Value means the average closing price of the Common Stock on the five (5) trading days preceding the date in question as quoted on the NASDAQ Market System or, if the Common Stock is no longer traded on the NASDAQ Market System, on the largest U.S. stock exchange or market on which the Common Stock is traded or, if the Common Stock is not listed and traded on a stock exchange or market system, then as determined by an independent third party with expertise in the valuation of businesses. Such independent third party shall be selected by mutual agreement of Lender and Borrower.

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          (i)  Material means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of Borrower and its Subsidiaries taken as a whole.

          (j) Material Adverse Effect means any change to or effect on the business, operations, affairs, financial condition, assets or properties of Borrower and its Subsidiaries taken as a whole, other than as a result of the sole acts or omissions of Lender, including a default by Lender of any of its obligations under the Participation Agreement or this Note, that is Materially adverse to the ability of the Borrower to substantially perform its obligations under the Participation Agreement or this Note and will likely result in an Event of Default in the near term; provided, however, in no event shall cost overruns from the Project constitute a Material Adverse Effect.

          (k)  Maturity Date means the June 30, 2004.

          (l)  Original Issue Date means May 8, 2002.

          (m) Participation Agreement means the Participation Agreement dated May 8, 2002 between the Borrower and Lender.

          (n) Subsidiary means, as to any person, any corporation, association or other entity in which such person or one or more of its Subsidiaries or such person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) to elect a majority of the directors (or persons performing similar functions) of such entity.

          (o) Voting Power means the total voting power represented by all outstanding Voting Stock.

          (p) Voting Stock means stock of any class or classes (however designated) of Borrower having ordinary voting power for the election of the directors of Borrower, other than stock having such power only by reason of the happening of a contingency.

          (q) Other Defined Terms. Unless otherwise defined herein, any capitalized term used herein shall have its respective meaning as defined in the Participation Agreement. Terms defined herein shall include the plural, as well as the singular use of such words.

     2. Advances. The Lender shall make advances under this Note as and when requested by Borrower from time to time up to and not to exceed $19,000,000 in principal amount, the proceeds of which will be used by Borrower to carry out the Project. Borrower requests for advances shall be in minimum amounts of $1,000,000 or more. Such requests for advances shall be supported by actual and

                                        3

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          forecasted Project expenditures in accordance with the unanimously approved Project budget and approved and submitted by the Executive Committee to Lender on or before the first (1st) day of the month and funded by Lender on or before the fifteenth (15th) day of such month. Lender and Borrower shall reconcile such expenditures and advances on a monthly basis. Lender reserves the right to temporarily or permanently suspend any such advances upon (i) the occurrence of an Event of Default, or (ii) a termination under Article VI of the Participation Agreement or suspension of performance under Article XV of the Participation Agreement. The Lender is hereby authorized by the Borrower to endorse on the schedule forming a part of this Note appropriate notations evidencing the date and the amount of each advance made by the Lender to Borrower.

     3.   Interest.

          (a) Subject to Section 17 hereof, simple interest on the unpaid balance of the Note shall accrue from the Original Issue Date until this Note is paid at the rate of interest equal to eight percent (8%) per annum (the "Interest Rate").

          (b) Subject to Section 17 hereof, upon the occurrence of an Event of Default (as defined below) the interest rate on this Note will increase immediately to a rate equal to the Interest Rate plus 2% until such time as no Event of Default exists (whether through cure, repayment or otherwise).

     4. Repayment. This Note shall be repaid by Borrower and Lender shall have no recourse against Borrower or its affiliates for the repayment of this Note (or interest accrued thereon), except in the manner and only in the manner set forth below.

          (a) Subject to Lender's conversion right and notice provisions as set forth in Section 4(d), Borrower may prepay, from the date hereof until and including May 31, 2003, in cash, in whole or in part and without penalty, the outstanding principal balance, together with accrued interest to date of payment, of this Note upon five
               (5) days written notice to Lender. Other than as provided above, Borrower shall not prepay the Note.

          (b) In the event a third party participant (excluding the DOE) provides capital contributions to the Project on or before May 31, 2003, Borrower shall apply such capital contributions to the outstanding principal advanced to Borrower under this Note, plus accrued interest thereon with payment due within five (5) days of receipt of such capital contributions.

          (c) Notwithstanding Sections 4(a) and 4(b) hereof and within five (5) business days of the date of Lender's written notice to Borrower, Lender shall have the option until this Note has been fully satisfied by Borrower and from time-to-time to convert all or any part of the then outstanding principal

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               balance and interest accrued thereon owed to Lender under this
               Note in any combination of the following methods:

                    (i) in the form of validly issued, fully paid and nonassessable shares of Common Stock at a per share conversion price of (y) $7.50 on or prior to June 30, 2003 or (z) $8.50 between July 1, 2003 and June 30, 2004 (adjusted in each such case for any stock splits, reverse stock splits, stock dividends or any other recapitalizations or reorganizations subsequent to the date hereof);

                    (ii) in the form of current or future credits on a $1-for-$1 basis against Net License Fees payable by Lender to Borrower in accordance with Section 4.05(a) of the Participation Agreement; or

                    (iii) in the form of credit on a $1-for-$1 basis against any amounts due Borrower resulting from Lender's equity participation in a gas-to-liquids specialty chemicals plant located in Equatorial Guinea using Lender's natural gas as plant feedstock and in which Lender and Borrower each own an equity interest.

               Upon satisfaction by Borrower of its obligations under this
               Section 4(c), this Note shall be deemed repaid in the amount of principal and interest to the extent applied by Lender to the conversion to Common Stock or credits pursuant to this Section 4(c).

          (d) Without limiting Lender's other rights and remedies contained herein, if any unpaid balance of this Note (including accrued interest) remains outstanding on the Maturity Date or has not been converted pursuant to any of the provisions contained in this Section 4 prior to the Maturity Date, the unpaid balance outstanding under this Note (including accrued interest) shall be payable to Lender as follows:

                    (i) if the Market Value is at or above $8.50 per share on the Maturity Date, Lender shall convert in the form of validly issued, fully paid and nonassessable shares of Common Stock at a per share conversion price of $8.50 (adjusted in each such case for any stock splits, reverse stock splits, stock dividends or any other recapitalizations or reorganizations subsequent to the date hereof); or

                    (ii) if the then Market Value is below $8.50 per share on the Maturity Date, Borrower shall have the option to pay Lender in cash; provided however, that if Borrower does not pay Lender all amounts due and owing under this Note within ten (10)

                                        5

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                          business days after the Maturity Date, Lender shall
                          have the option to receive, at Lender's option, any combination of the following upon notification to
                          Borrower:

                              (x) payment in the form of validly issued, fully paid and nonassessable shares of Common Stock at a per share conversion price of the higher of (1) the Market Value on the Maturity Date, or (2) $6.00 (adjusted in each such case for any stock splits, reverse stock splits, stock dividends or any other recapitalizations or reorganizations subsequent to the date hereof);

                              (y) payment in the form of current or future credits, on a $1-for-$1 basis, against Net License Fees payable by Lender to Borrower in accordance with Section 4.05(a) of the Participation Agreement; or

                              (z) payment in the form of credits on a $1-for-$1 basis against any amounts due Borrower resulting from Lender's equity participation in a gas-to-liquids specialty chemicals plant located in Equatorial Guinea using Lender's natural gas as plant feedstock and in which Lender and Borrower each own an equity interest.

               Borrower agrees to provide written notice to Lender on or about the Maturity Date reminding Lender of its election rights under this Section 4. In the event that Lender has not notified Borrower of its election under this Section 4(d)(ii) within twenty (20) business days after the Maturity Date, Lender shall be deemed to have elected payment in the form specified in
               Section 4(d)(ii)(y) (license fee credits). Upon satisfaction by Borrower of all of its obligations under this Section 4(d), this Note shall be deemed repaid in full.

     5.   Common Stock Payment Procedure.

          (a) Upon Lender's election to receive payment of this Note in the form of Common Stock, the payment of this Note will be deemed to have been made as of the close of business on the date on which Lender receives the number of validly issued, fully paid and nonassessable shares of Common Stock equal to the principal and interest due and owing on the Note divided by the applicable conversion price per share as provided herein (adjusted for any stock splits, reverse stock splits, stock dividends or any other recapitalizations or reorganizations subsequent to the date hereof). Upon such event, Lender shall surrender this Note at the principal office

                                        6

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               of the Borrower. At such time as such payment has been effected, the rights of the Lender of this Note as such a Lender will cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have been the holder or holders of record of the shares of Common Stock represented thereby.

          (b) Upon any conversion to Common Stock by Lender as provided herein, Borrower will deliver to the Lender within ten (10) business days of Lender's election to convert to such Common Stock:

               (i) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such payment in such name or names and such denomination or denominations as the Lender has specified; and

               (ii) payment in an amount equal to the principle and interest payable to the Lender in lieu of a fractional share of Common Stock, if any.

          (c) The issuance of certificates for shares of Common Stock upon payment of this Note upon Lender's election to receive payment in the form of Common Stock will be made without charge to the Lender for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such payment and the related issuance of shares of Common Stock. Upon payment of this
               Note in the form of Common Stock, the Borrower will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such payment will be validly issued, fully paid and nonassessable.

          (d) The Borrower will not close its books against the transfer of this Note or of Common Stock issued or issuable upon payment of this Note, in any manner which interferes with the timely payment of this Note in such manner.

          (e) The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the payment of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect a payment of this Note and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the payment of the Note, the Borrower shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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          (f)  The Borrower shall pay all issue taxes and other governmental charges (other than income or other taxes imposed upon profits realized by the recipient) that may be imposed in respect of the issue or delivery of shares of Common Stock or other securities or property upon payment of this Note.

          (g) No fractional share shall be issued upon payment of this Note in the form of Common Stock. All shares of Common Stock (including fractions thereof) issuable upon payment of this Note in the form of Common Stock by the Borrower shall be aggregated for purposes of determining whether the payment would result in the issuance of any fractional share. If, after such aggregation, the payment would result in the issuance of a fraction of a share of Common Stock, the Borrower shall, in lieu of issuing any fractional share, pay the Lender a sum in cash equal to the remainder of principal and interest otherwise not payable pursuant to such payment.

          (h) Except as specified in this Section 5(h), Borrower is under no obligation to file a registration under the Securities Act of 1933 for shares of Common Stock issued to Lender under this Note.

               (i) For all Common Stock collectively issued to Lender under this Note, Lender may on one occasion demand the Borrower to file a registration under the Securities Act of 1933 in respect of all or a portion of such Common Stock shares by delivering to Borrower written notice stating that such right is being exercised, specifying the number of shares to be included in such registration and describing the intended method of distribution thereof. In response to such request, Borrower shall as promptly as practicable, file with the SEC a registration statement providing for the registration of such number of shares as the Lender shall have requested be registered for distribution and perform all other acts reasonably necessary to insure that such registration statement becomes effective in a timely manner.

               (ii) If, at any time during the term of this Note, Borrower on its own initiative or on behalf of any other holder of registration rights proposes to register any Common Stock on a registration statement on Form S-1, Form S-2 or Form S-3 for purposes of a primary or secondary offering, Borrower shall give prompt written notice to Lender of its intention to do so and Lender shall, upon prompt written request specifying the number of shares to be disposed, be entitled to "piggy-back" upon such registration subject to the limitations contained herein. In the event that Borrower and its investment advisors reasonably and in good faith determine that the inclusion of such "piggy-back" shares creates a substantial risk that the price per share of Common Stock will be materially and

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                      adversely affected or that the number of shares of Common
                      Stock sought to be registered is a greater number than can reasonably be sold or the success of the offering would otherwise be materially and adversely affected, Borrower shall include in such registration statement such number of shares of Common Stock as Borrower, any other holder of registration rights, and Lender are advised can be sold in such offering without such an effect (the "Maximum Number") as follows and in the following order of priority: (A) first, such number of shares of Common Stock as Borrower intended to be registered and sold by Borrower; and (B) second, such additional shares, up to the Maximum Number, requested by Lender on a pro rata basis with all other holders of registration rights desiring to participate in the registration.

          (i) Lender agrees that, with respect to any Common Stock issued pursuant to this Note, if Lender sells such Common Stock, the amount of Common Stock sold, together with all sales of Common Stock sold by or for the account of Lender within the preceding three months, excluding any Common Stock held by Lender prior to the Original Issue Date, shall not exceed the greater of (i) one percent of the shares of Common Stock outstanding as shown by the most recent Form 10-K, 10-Q, or other report or statement published by Borrower, or (ii) the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the date of sale. Notwithstanding the sales limitations contained in this Section 5(i), Lender shall be entitled to dispose of its shares of Common Stock through privately negotiated block sales in excess of 50,000 shares.

     6.   Representations, Warranties and Covenants.

          (a) Borrower's Representations, Warranties and Covenants. In addition to other representations, warranties and covenants of Borrower set forth herein, Borrower further represents, warrants and covenants to Lender that as of the Original Issue Date:

               (i) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction or incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregrate, reasonably be expected to have a Material Adverse Effect.

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               (ii)   This Note and the transactions contemplated herein have
                      been duly authorized by all necessary corporate action on the part of the Borrower, and upon execution and delivery, this Note will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (iii) The execution, delivery and performance of the Borrower of this Note will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (except as provided herein) in respect of any property of the Borrower or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Borrower or any Subsidiary is bound or by which the Borrower or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Borrower or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Borrower or any Subsidiary.

               (iv) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Note.

               (v) There are no actions, suits or proceedings pending against the Borrower or any Subsidiary or any property of the Borrower or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregrate, could reasonably be expected to have a Material Adverse Effect.

               (vi) To the knowledge of Borrower, neither the Borrower nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation

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

                      environmental laws) of any Governmental Authority, which default or violation, individually or in the aggregrate, could reasonably be expected to have a Material Adverse Effect.

               (vii) The Borrower and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregrate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Borrower or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Borrower knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.

               (viii) Except for the rights of the DOE in the Project and the existing real property lease upon which the Project will be constructed, Borrower is not aware of any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such person under any agreement including, without limitation, any conditional sale or other title retention agreement or capital lease, upon or with respect to such lease or the Project assets.

          (b) Lender's Representations, Warranties, and Covenants. With respect to Lender's right to convert outstanding balances due under this
               Note into Common Stock pursuant to Section 4 of this Note, Lender represents, warrants and covenants to Borrower the following:

               (i) Lender is a sophisticated investor and has experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower so that Lender is capable of evaluating the merits and risks of its investment in Borrower and has the capacity to protect Lender's own interests. Further, Lender recognizes that an investment in Borrower is highly speculative and involves significant risks (including those identified in Borrower's Annual Report on Form 10-K for its fiscal year ended December 31, 2001 and the Proxy Statement dated March 25, 2002 (the "SEC Reports")) including a complete loss of such investment. In addition, Lender is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Lender is able to bear the substantial economic risk of an

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

                      investment in the Common Stock for an indefinite period and could afford the complete loss of Lender's investment in the Common Stock.

               (ii) Lender has read carefully and understands this Note and has consulted with Lender's own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for Lender. Lender has received a copy of the SEC Reports. Lender has had an opportunity to discuss Borrower's business, management and financial affairs with its management and has had the opportunity to review Borrower's facilities. Lender also has had opportunity to ask questions of officers of Borrower. Lender's taking advantage of any such opportunity however, does not limit or modify the representations and warranties of Borrower in Section 6(a) hereof or the right of Lender to rely thereon. Lender has relied solely upon the information provided by Borrower in the SEC Reports and this Note in making the decision to invest in the Common Stock.

     7.   Grant of Security Interest and Leasehold Mortgage; Other Agreements.

          (a) Within ninety (90) days of the Original Issue Date and subject to the interest of the DOE in the Project, Borrower shall exercise its commercially reasonable efforts to execute those agreements (including, without limitation, a security agreement and leasehold mortgage) and other documents and to do all things necessary to grant to Lender a first security interest, leasehold mortgage and mortgage in the Project's assets for the purpose and only for the purpose of allowing Lender to complete the Project (as described in Article II of the Participation Agreement) in the event of an Event of Default by Borrower. The security granted by Borrower to Lender shall include without limitation:

               (i) a first perfected security interest in all tangible and intangible personal property associated with the SFP or located from time to time on the property on which the SFP is located;

               (ii) a first position with respect to the leasehold mortgage in the lease between Borrower and the Port of Catoosa Authority relating to the real property (including without limitation any buildings and fixtures) on which the SFP is located;

               (iii) a first mortgage position with respect to any buildings and fixtures located on the real property on which the SFP is located; and

               (iv) a first perfected security interest in the rights-of-way and easements necessary to operate the SFP.

               In the case of an Event of Default, Borrower further covenants and agrees to (i) grant Lender such further rights-of-way and easements necessary to complete and operate the SFP, and (ii) enter into a services agreement with Lender for providing utilities and services to Lender necessary to operate the SFP. Such agreement shall provide that such utilities and services shall be provided by Borrower to Lender at Borrower's cost and shall include, without limitation, any water, electricity, gas and other utilities and services necessary to operate the SFP and complete the Project. Borrower shall further assist Lender with obtaining all necessary licensing rights, catalysts and other facilities and services necessary to operate the SFP and complete the Project in the event that Lender exercises its rights hereunder.

          (b) Each of the agreements referenced in Section 7(a) shall provide that upon completion of the Project (as described in Article II of the Participation Agreement), Lender shall reasonably promptly release its security interest in and mortgages on any Project assets and shall reasonably promptly return possession and control of the SFP to Borrower, with the SFP to be in substantially the same condition as when Lender took control, normal wear and tear excepted along with any Project additions completed by Lender as contemplated by the Participation Agreement.

     8. Events of Default. If any of the events specified in this Section 8 shall occur (herein individually referred to as an "Event of Default"), Lender may, so long as such condition exists, declare the entire outstanding principal and unpaid accrued interest under this
          Note immediately due and payable and exercise its remedies pursuant to
          Section 9 of this Note by notice in writing to the Borrower.

          (a) The Borrower shall default in the payment of principal, interest or any other amounts due under this Note when the same shall become due and payable, whether at any stated due date, at maturity or by acceleration or otherwise and such default shall not have been remedied within five (5) business days after written notice thereof shall have been given to the Borrower; or

          (b) The Borrower shall default in the performance of or compliance with any representation and warranty, covenant, agreement, condition or term contained in this Note or the Participation Agreement and such default shall not have been remedied within the applicable cure period herein or therein, if any; or

          (c) The Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or an order for relief is entered against the Borrower under any bankruptcy, insolvency or similar laws or the Borrower shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting the material allegations of a petition filed against the Borrower in any such proceeding, or shall seek or consent to the acquiesce in the appointment of any trustee, receiver or liquidator of the Borrower of all or any substantial part of the properties of the Borrower, or the Borrower or its board of directors or a majority of its stockholders shall take any action looking to the dissolution or liquidation of the Borrower and such default shall not have been remedied within 60 days after written notice thereof shall have been given by Lender to the Borrower; or

          (d) Within 60 days after the commencement of any proceeding against the Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within 60 days after the appointment without the consent or acquiescence of the Borrower of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the properties of the Borrower such appointment shall not have been vacated; or

          (e)  Borrower shall have a Material Adverse Effect; or

          (f)  Borrower shall experience a Change of Control; or

          (g) Borrower's current assets minus current liabilities as set forth on its most recent audited or unaudited balance sheet filed with the Securities and Exchange Commission with Form 10-K or Form 10-Q fall below $10 million; provided, however, that for purposes of calculating such amount, amounts due under this Note and liabilities associated with prepaid license fees shall be excluded from current liabilities.

     9. Remedies for an Event of Default. Without limiting any other rights or remedies of Lender contained herein or under the Participation Agreement, Lender shall have the right to exercise any and all of the following remedies upon an Event of Default:

          (a) Lender may exercise any of its rights and remedies with respect to the security interests, leasehold mortgage, mortgage, rights-of-way and easements granted to Lender hereunder pursuant to Section 7; and

          (b) Lender shall have the right to appoint a majority of the Executive Committee under the Participation Agreement, and in such event, shall be entitled to such other rights as provided by
               Section 3.02(b) of the Participation Agreement.

          The limitation of Lender's rights and remedies contained herein shall in no event limit Lender's remedies available at law or equity to enforce such rights and remedies.

     10. Assignment. Subject to the restrictions on transfer and assignment described in Section 18 below, the rights and obligations of the Borrower and the Lender of this Note shall be binding upon and benefit the permitted successors, assigns, heirs, administrators and transferees of the parties.

     11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written agreement of the Borrower and Lender.

     12. Notices. Any notice relating to this Note shall be deemed sufficiently given and served for all purposes when receipt has been evidenced (i) if by facsimile notification, by the sending facsimile confirming receipt, or (ii) if by courier, certified or registered mail, by signature of recipient confirming receipt. Notice shall be given to the address of the party set forth in the Participation Agreement.

     13. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Lender or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower and no dividends shall be payable or accrued in respect of the Common Stock obtainable hereunder until, and only to the extent that, this Note shall have been paid in the form of Common Stock.

     14. Course of Dealing. No course of dealing between the Borrower and the Lender or any delay on the part of the Lender in exercising any rights hereunder shall operate as a waiver of any rights of the Lender.

     15. Waiver of Notice. Except as otherwise expressly specified in this Note, the Borrower and each surety, guarantor, endorser, or other party liable for payment on this Note hereby waive diligence, presentment, demand, protest, and notice of any kind whatsoever, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any taking, release, or change in any security for payment of this Note.

     16. Costs and Fees. If this Note is placed in the hands of an attorney for collection after occurrence of an Event of Default, or if it is collected through legal or bankruptcy proceedings, the Borrower agrees to pay all costs of collection, including but not limited to, court costs and reasonable attorneys fees.

     17. Interest Limitation. All agreements between or among the Borrower and the Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lender under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lender in excess of the maximum lawful amount, the interest payable to the Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lender shall ever receive anything of value deemed to be interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and/or spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between or among the Lender and the Borrower.

     18. Transfer. This Note is transferable only on the books of the Borrower by the Lender or the Lender's duly authorized attorney-in-fact. Unless notified by Lender, the Borrower shall be entitled to treat the registered Lender of this Note as the true and lawful owner hereof for all purposes, including payment. Lender may transfer or assign its rights and obligations to any party and shall provide reasonably prompt notice to Borrower. Borrower shall not transfer or assign its rights or obligations hereunder.

     19. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, excluding that body of law relating to conflict of laws.

     20. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be issued this 8th day of May 2002.


SYNTROLEUM CORPORATION                  MARATHON OIL COMPANY


By:                                  By:
   --------------------------            -------------------------------------
    Mark A. Agee, President               John T. Mills, Senior Vice President

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

                             SYNTROLEUM CORPORATION
                            UNSECURED PROMISSORY NOTE
                       ADVANCES AND PAYMENTS OF PRINCIPAL

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              AMOUNT OF   TYPE OF    PRINCIPAL
    DATE      ADVANCES    ADVANCES    REPAID            NOTATION MADE BY
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